Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of September 12, 2019 (this “Amendment”), to the Revolving Credit Agreement, dated as of April 15, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among Nuance Communications, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), and the other parties named therein.

W I T N E S S E T H:

WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement, the Borrower and the Required Lenders may agree to amend the Credit Agreement for certain purposes; and

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1.    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement (as amended hereby) unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Amendment

Section 2.1.    Amendments.

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“Amendment No. 2” shall mean that certain Amendment No. 2, dated as of September 12, 2019, to this Agreement, among the Borrower, the lenders from time to time party thereto, the Administrative Agent, and the other parties named therein.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Cerence” shall mean Cerence LLC, a subsidiary of the Borrower, and its successors.

“Cerence Indebtedness” shall mean the incurrence of term loans, revolving loan Indebtedness or other Indebtedness by Cerence and certain of its subsidiaries in connection with the Cerence Spin-Off.

“Cerence Restructuring Transactions” shall mean the series of internal reorganization transactions by the Borrower and its Subsidiaries in connection with the Cerence Spin-Off, including certain Investments by any of the Borrower or its Subsidiaries in Subsidiaries that are not Loan Parties (each such Subsidiary, a “Cerence Non-Loan Party Subsidiary”) and certain sales or other dispositions to Cerence or its subsidiaries such that Cerence and its subsidiaries will own and operate the automotive business of the Borrower and its Subsidiaries.

“Cerence Spin-Off” shall mean the spin-off of Cerence into a new publicly traded company, which will operate the automotive technology business owned by Borrower and its Subsidiaries as of the date of this Amendment No. 2.

“Document Imaging Sale” shall mean the sale of the Borrower’s Document Imaging division pursuant to the Sale Agreement, dated as of November 11, 2018, by and between Nuance Communications, Inc. and Project Leopard AcquireCo Limited, consummated on February 1, 2019.

“Second Amendment Effective Date” shall mean the date on which all conditions set forth in Section 3.1 of Amendment No. 2 have been satisfied.

(b)    Section 1.01 of the Credit Agreement is further amended by amending the definition of “Asset Sale” as follows:

(i)    deleting “and” after “;” in clause (p) thereof;

(ii)    deleting “.” and adding “; and” after “Subsidiaries” in clause (q) thereof; and

(iii)    adding the following new clause (r): “the Document Imaging Sale and the Cerence Restructuring Transactions.”.

(c)    Article I of the Credit Agreement is amended by adding the following as a new Section 1.05:

“Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(d)    Article III of the Credit Agreement is hereby amended by adding the below as a new Section 3.22:

“Covered Entities. No Loan Party is a Covered Entity.

(e)    Section 6.01 of the Credit Agreement is hereby amended by:

(i)    deleting “and” after “;” in clause (u) thereof;

(ii)    deleting “.” and adding “; and” after “accounts” in clause (v) thereof; and

(iii)    adding the following new clause (w): “Indebtedness constituting Cerence Indebtedness so long as the Cerence Spin-Off is consummated no later than three business days after the incurrence of such Cerence Indebtedness.”.

(f)    Section 6.02 of the Credit Agreement is hereby amended by:

(i)    deleting “and” after “;” in clause (z) thereof;

(ii)    deleting “.” and adding “; and” after “thereof” in clause (aa) thereof; and

(iii)    adding the following new clause (bb): “Liens on the property or assets of Cerence and its subsidiaries securing the Cerence Indebtedness.”.

(g)    Section 6.04 of the Credit Agreement is hereby amended by:

(i)    deleting “and” after “;” in clause (s) thereof;

(ii)    deleting “.” and adding “; and” after “parties” in clause (t) thereof; and

(iii)    adding the following new clause (u): “any Investments in connection with the Cerence Restructuring Transactions; provided that, to the extent the Cerence Spin-Off is not consummated on or prior to December 12, 2019, each Cerence Non-Loan Party Subsidiary shall be required, within 20 Business Days after December 12, 2019 (or such longer period as the Administrative Agent shall agree in its sole discretion), to cause the Collateral and Guarantee Requirement to be satisfied with respect to such Cerence Non-Loan Party Subsidiary and with respect to any Equity Interest in or Indebtedness of such Cerence Non-Loan Party Subsidiary owned by or on behalf of any Loan Party.”.

(h)    Section 6.06 of the Credit Agreement is hereby amended by:

(i)    deleting “and” after “;” in clauses (d) and (e) thereof;

(ii)    deleting “.” and adding “;” after “Contributions” in clause (f) thereof; and

(iii)    adding the following new clause (g): “the Cerence Spin-Off and any Cerence Restructuring Transactions that constitute a Restricted Payment to the extent made substantially concurrently with the Cerence Spin-Off.”.

(i)    Section 6.09 of the Credit Agreement is hereby amended by:

(i)    deleting “and” after “;” in clause (c)(K) thereof;

(ii)    deleting “.” and adding “;” after “Subsidiary” in clause (c)(L) thereof; and

(iii)    adding the following new clause (c)(M): “restrictions in the documentation governing the Cerence Indebtedness to the extent that such restrictions apply only to Cerence, its subsidiaries and the property or assets thereof.”.

(j)    The Credit Agreement is hereby amended by adding the following sections after Section 9.24.

SECTION 9.25. Cerence Transactions. Notwithstanding anything herein to the contrary, solely to the extent the Cerence Spin-Off is consummated on or prior to December 12, 2019, the Cerence Indebtedness, the Cerence Restructuring Transactions and the Cerence Spin-Off shall not cause any Person to become (or create a requirement for any Person to become) a Loan Party.

SECTION 9.26. Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 9.26, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

ARTICLE III

Conditions and Miscellaneous

Section 3.1.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions are satisfied or waived by the Required Lenders:

(a)    The Administrative Agent (or its counsel) shall have received from the Borrower, the Subsidiary Loan Parties and the Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party (or a consent to this Amendment in the form of Exhibit A hereto (a “Consent Form”)) or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)    The Administrative Agent shall have received, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill, Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the Amendment Effective Date.

(c)    (x) The representations and warranties set forth in Section 3.2 hereof shall be true and correct as of the Amendment Effective Date and (y) the Administrative Agent (or its counsel) shall have received a certificate of a Responsible Officer of the Borrower, dated the Amendment Effective Date, certifying compliance with the foregoing clause (x).

(d)    On or prior to the Amendment Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests at least five Business Days prior to the Amendment Effective Date, a Beneficial Ownership Regulation Certification in relation to such Loan Party.

Section 3.2.    Representation and Warranties. Each Loan Party represents and warrants to each of the Lenders party hereto that:

(a)    the execution, delivery and performance by each Loan Party of this Amendment (i) have been duly authorized by all corporate action required to be obtained by each Loan Party and (ii) will not (A) violate (1)(x) any provision of law, statute, rule or regulation applicable to such Loan Party or (y) the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower, (2) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (3) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the applicable Loan Party is a party or by which any of them or any of their property is or may be bound or (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any material right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, except where any such conflict, violation, breach or default referred to in clause (A) (except for clause (A)(1)(y)) or clause (B) of this Section 3.2(a), could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders thereunder;

(b)    This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes, a legal, valid and binding obligation of the Loan Parties, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally, subject to general principles of equity and subject to implied covenants of good faith and fair dealing.

(c)    immediately after the Document Imaging Sale, the incurrence of the Cerence Indebtedness, the Cerence Restructuring Transactions and the Cerence Spin-Off, the Consolidated Net Leverage Ratio at such date, on a Pro Forma Basis, will be no greater than 3.00 to 1.00;

(d)    the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and except that the representations and warranties contained in Sections 3.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 5.04(a) and (b) of the Credit Agreement, respectively, prior to the Amendment Effective Date;

(e)    immediately prior to and immediately after giving effect to this Amendment, the Document Imaging Sale, the incurrence of the Cerence Indebtedness, the Cerence Restructuring Transactions and the Cerence Spin-Off, no Default or Event of Default has occurred and is continuing under the Credit Agreement;

(f)    as of the Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; and

(g)    no Loan Party is a Covered Entity.

Section 3.3.    Consent and Affirmation of Subsidiary Loan Parties.    Each Subsidiary Loan Party, in its capacity as a guarantor under the Collateral Agreement and a pledgor under the other Security Documents to which such Subsidiary Loan Party is party, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Collateral Agreement and the other Security Documents to which such Subsidiary Loan Party is party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment Effective Date and (ii) confirms that the Security Documents to which such Subsidiary Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

Section 3.4.    Loan Document. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 3.5.    Effectiveness; Counterparts; Amendments. This Amendment shall become effective when copies hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders shall have been received by the Administrative Agent. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and the Required Lenders. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 3.6.    No Novation. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. This Amendment shall not extinguish the Obligations outstanding under the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement, which shall remain outstanding after the Amendment Effective Date as modified hereby except to the extent repaid as contemplated hereby. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement (as amended hereby) and each other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each of the Loan Parties reaffirms the validity of the Liens granted by it pursuant to the Security Documents with all such Liens continuing in full force and effect to secure the Obligations after giving to this Amendment.

Section 3.7.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

Section 3.8.    Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES THAT SECTIONS 9.11 AND SECTION 9.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE AND APPLY MUTATIS MUTANDIS.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

NUANCE COMMUNICATIONS, INC.

By:	/s/ Leanne Fitzgerald
Name:	Leanne Fitzgerald
Title:	Assistant Secretary

NUANCE TRANSCRIPTION SERVICES, INC., as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name:	Leanne Fitzgerald
Title:	Assistant Secretary

QUADRAMED QUANTIM CORPORATION, as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name:	Leanne Fitzgerald
Title:	Assistant Secretary

TOUCHCOMMERCE, INC., as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name:	Leanne Fitzgerald
Title:	Assistant Secretary

[Signature Page to Amendment No. 2]

VOICEBOX TECHNOLOGIES CORPORATION, as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name:	Leanne Fitzgerald
Title:	Assistant Secretary

CERENCE AI LLC,
as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name:	Leanne Fitzgerald
Title:	Director

[Signature Page to Amendment No. 2]

NUANCE ENTERPRISE SOLUTIONS & SERVICES CORPORATION,
as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name:	Leanne Fitzgerald
Title:	Assistant Secretary

[Signature Page to Amendment No. 2]

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

[Signature Page to Amendment No. 2]

EXHIBIT A

CONSENT TO AMENDMENT

CONSENT (this “Consent”) to Amendment No. 2 (the “Amendment”), by and among Nuance Communications, Inc., a Delaware corporation, the Subsidiary Loan Parties party thereto, Barclays Bank PLC, as Administrative Agent, and each of the Lenders party thereto. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments contained in Section 2.1 thereof in respect of all of such Lender’s Loans and/or Commitments held on the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

,

as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title: